Exhibit 99.1

Clean Energy to Repurchase up to $30 million of Stock

NEWPORT BEACH, Calif. – March 13, 2020 – Clean Energy Fuels Corp. (CLNE) today announced that its Board of Directors has approved a share repurchase program for up to $30 million of the Company’s common stock with a prearranged stock repurchase plan under Rule 10b5-1 of the Securities Exchange Act of 1934 (“10b5-1 Plan”).

The Company has delivered continuous and sustainable improvements to its operating and fiscal management resulting in a dramatically enhanced balance sheet.

“Our decision to launch a stock repurchase program reflects the confidence that we have in the company’s current financial stability and our potential for future growth,” said Andrew J. Littlefair, Clean Energy president and CEO. “We have a great team that is working hard every day to further expand the use of our Redeem™ renewable fuel to fleets across the country. Redeem grew by 30% in 2019 and as we indicated in our latest earnings report this week, we anticipate that the acceptance of the ultra-clean fuel by additional customers to continue.”

Repurchases under the repurchase program may be effected from time to time through open market purchases, privately negotiated transactions, structured or derivative transactions, including accelerated share repurchase transactions, or other methods of acquiring shares, in each case subject to market conditions, applicable securities laws and other relevant factors. Repurchases may also be made under Rule 10b5-1 plans.  The repurchase program does not have an expiration date, and it may be suspended or discontinued at any time.

Goldman Sachs & Co. will have the authority to repurchase the Company’s shares in the open market under the 10b5-1 Plan.

About Clean Energy

Clean Energy Fuels Corp. is North America’s leading provider of the cleanest fuel for the transportation market. Through its sales of Redeem™ renewable natural gas (RNG), which is derived from biogenic methane produced by the breakdown of organic waste, Clean Energy helps thousands of vehicles, from airport shuttles to city buses to waste and heavy-duty trucks, to reduce their amount of climate-harming greenhouse gas by at least 70% and up to 300% depending on the RNG feedstock. Clean Energy can deliver Redeem through compressed natural gas (CNG) and liquefied natural gas (LNG) to its network of approximately 550 fueling stations across the U.S. and Canada. Clean Energy builds and operates CNG and LNG fueling stations for the transportation market, owns natural gas liquefaction facilities in California and Texas, and transports bulk CNG and LNG to non-transportation customers around the U.S. For more information, visit www.CleanEnergyFuels.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements about, among other things, the Company’s continued volume growth and the reasons for this growth, including the Company’s belief in the continued acceptance of Redeem renewable fuel, the importance of renewables and renewable energy to the Company's customers and prospective customers, and the significance of renewables and renewable energy in achieving global environmental initiatives and executing the Company's strategies, the Company's expectations regarding the state of the  natural gas vehicle fuels market, including the level of adoption of natural gas vehicle fuels generally, and specifically in the trucking sector and with respect to renewable natural gas, and the effect, if any, of the foregoing on the Company’s performance, financial condition and ability to execute its strategic initiatives.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on the Company’s current assumptions, expectations and beliefs concerning future developments and their potential effect on the Company and its business. As a result, actual results, performance or achievements and the timing of events could differ materially from those anticipated in or implied by these forward-looking statements as a result of many factors including, among others: the Company’s history of net losses and the possibility the Company incurs additional net losses in the future; the willingness of fleets and other consumers to adopt natural gas as a vehicle fuel, and the rate and level of any such adoption; future supply, demand, use and prices of crude oil, gasoline, diesel, natural gas, and other vehicle fuels, including overall levels of and volatility in these factors; natural gas vehicle and engine cost, fuel usage, availability, quality, safety, convenience, design, performance and residual value, as well as operator perception with respect to these factors, in general and in the Company’s key customer markets, including heavy-duty trucking; the Company’s ability to execute its Zero Now truck financing program, a key strategic initiative related to the market for natural gas heavy-duty trucks, and the effect of this initiative on the Company’s business, prospects, performance and liquidity; the Company’s ability to capture a substantial share of the market for alternative vehicle fuels and vehicle fuels generally and otherwise compete successfully in these markets, including in the event of improvements in or perceived advantages of non-natural gas vehicle fuels or engines powered by these fuels or other competitive developments; the availability of environmental, tax and other government regulations, programs and incentives that promote natural gas, such as AFTC, or other alternatives as a vehicle fuel, including long-standing support for gasoline- and diesel-powered vehicles and growing support for electric and hydrogen-powered vehicles that could result in programs or incentives that favor these or other vehicles or vehicle fuels over natural gas; future availability of capital, which may include equity or debt financing, in the amounts and at the times needed to fund any growth in the Company’s business and the repayment of its debt obligations (whether at or before their due dates) or other expenditures, as well as the terms and other effects of any such capital-raising transaction; the effect of, or potential for changes to greenhouse gas emissions requirements or other environmental regulations applicable to vehicles powered by gasoline, diesel, natural gas or other vehicle fuels and crude oil and natural gas fueling, drilling, production, transportation or use; the Company’s ability to manage and grow its RNG business, including its ability to continue to receive revenue from sales of tradable credits the Company generates by selling conventional and renewable natural gas as vehicle fuel and the effect of any increase in competition for RNG supply; the Company’s ability to manage and grow its business of transporting and selling CNG for non-vehicle purposes via virtual natural gas pipelines and interconnects; the Company’s ability to accurately predict natural gas vehicle fuel demand in the geographic and customer markets in which it operates and effectively calibrate its strategies, timing and levels of investments to be consistent with this demand; the Company’s ability to recognize the anticipated benefits of its CNG and LNG fueling station network; construction, permitting and other factors that could cause delays or other problems at station construction projects; the Company’s ability to manage the safety and environmental risks inherent in its operations; the Company’s compliance with all applicable government regulations; the Company’s ability to execute and realize the intended benefits of any acquisitions, divestitures, investments or other strategic relationships or transactions; and general political, regulatory, economic and market conditions.

The forward-looking statements made in this press release speak only as of the date of this press release and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. The Company’s periodic reports filed with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K filed on March 10, 2020, contain additional information about these and other risk factors that may cause actual results to differ materially from the forward-looking statements contained in this press release, and such risk factors may be amended, supplemented or superseded from time to time by other reports the Company files with the Securities and Exchange Commission.

Clean Energy Contact:Investor Contact:

Raleigh Gerberinvestors@cleanenergyfuels.com

949-437-1397

raleigh.gerber@cleanenergyfuels.com